United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Your Vote Counts! CABOT OIL & GAS CORPORATION 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET
ATTN: CORPORATE SECRETARY 840 GESSNER RD., SUITE 1400 HOUSTON, TX 77024

You invested in CABOT OIL & GAS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2021.

Get informed before you vote

View the Annual Report, Form 10-K, Notice & Proxy Statement online OR you can receive a free paper copy of voting material(s) by requesting prior to April 15, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* April 29, 2021 8:00 AM CDT
Cabot Oil & Gas Corporation 840 Gessner Road, Suite 1400 Houston, TX 77024

*	Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01) Dorothy M. Ables	04) Amanda M. Brock	07) W. Matt Ralls	For
	02) Rhys J. Best	05) Peter B. Delaney	08) Marcus A. Watts
	03) Robert S. Boswell	06) Dan O. Dinges
2.	To ratify the appointment of the firm PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for its 2021 fiscal year.			For
3.	To approve, by non-binding advisory vote, the compensation of our named executive officers.			For
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.